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                                                                    EXHIBIT 10.6
                           PLEDGE AND ESCROW AGREEMENT

         This Pledge and Escrow Agreement (the "AGREEMENT"), dated as of June 24, 2004, is made by and among VisiJet, Inc., a Delaware corporation (the "PLEDGOR"), each of the Buyers set forth on the signature page of the Agreement (as defined below)(each a "PLEDGEE" and collectively the "PLEDGEES"), and Tarter Krinsky & Drogin LLP (the "ESCROW AGENT") as agent for the Pledgees.

                  WHEREAS, the Pledgor and the Pledgees are parties to that certain Securities Purchase Agreement, of even date herewith (the "PURCHASE AGREEMENT"), pursuant to which the Pledgor has issued Convertible Debentures in the aggregate principal amount of $1,000,000 payable to Pledgees (the "DEBENTURES"); and

                  WHEREAS, as a material inducement to the Pledgees to enter into the Purchase Agreement, the Pledgees have required and the Pledgor has agreed to partially secure the timely and full satisfaction of all obligations of the Pledgor, whether matured or unmatured, now or hereafter existing or created and becoming due and payable (the "OBLIGATIONS") to the Pledgees, their successors, endorsees, transferees or assigns under the Debentures and grant to the Pledgees, their successors, endorsees, transferees or assigns a security interest in 350,000 shares of Common Stock, par value $0.001 per share, of the Pledgor (the "SHARES"), as collateral security for the Obligations.

                  NOW, THEREFORE, in consideration of the foregoing recitals, and the mutual covenants contained herein, the parties hereby agree as follows:

         1. PLEDGE AND SECURITY INTEREST. As collateral security for the full and timely payment of the Obligations, the Pledgor herewith deposits, or has caused to be deposited, and pledges with the Escrow Agent as agent for the Pledgees, in form transferable for delivery, and grants to the Escrow Agent as agent for the Pledgees, a security interest in the Shares and the certificates or other instruments or documents evidencing same and such additional property at any time and from time to time receivable by the Pledgees hereunder or otherwise distributed in respect of, or in exchange for, any Shares (herein collectively called the "PLEDGED SECURITIES" and together with the Shares, the "COLLATERAL").

         2. REPRESENTATIONS BY PLEDGOR. The Pledgor represents and warrants that the Pledged Securities are, and will be on deposit hereunder, duly and validly issued and duly and validly pledged with the Escrow Agent as agent for Pledgees in accordance with all applicable laws and regulations, and agrees to defend the Pledgees' right, title, lien and security interest in and to the Pledged Securities against the claims and demands of all persons whomsoever.

         3. VOTING RIGHTS, ETC.

                  (a) Unless and until the Pledgees shall have given notice to the Escrow Agent pursuant to paragraph 6(a)(i) hereof that the Obligations have become immediately due and payable, the Pledgor shall be entitled to receive and retain for his own account any and all dividends (other than stock or liquidating dividends) and interest at any time and from time to time declared or paid upon any of the Pledged Securities.





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                  (b) In the event that the Pledgees shall give such notice to the Escrow Agent pursuant to paragraph 6(a)(i), the Pledgees shall thereafter be entitled to exercise all voting power with respect to the Pledged Securities, and to direct the Escrow Agent to so exercise such power, and the Escrow Agent shall be entitled to receive and retain, as additional collateral hereunder, any and all dividends and interest at any time and from time to time declared or paid upon any of the Pledged Securities.

         4. ADDITIONAL PROPERTY RECEIVABLE BY ESCROW AGENT. In case, upon the dissolution or liquidation (in whole or in part) of the Pledgor, any sum shall be paid as a liquidating dividend or otherwise upon or with respect to any of the Pledged Securities, and in case any such sum shall be paid on account of the principal of any of the Pledged Securities which shall be an obligation, such sum shall be paid over to the Escrow Agent, to be held by the Escrow Agent as additional collateral hereunder. In case any stock dividend shall be declared on any of the Pledged Securities, or any shares of stock or fractions thereof shall be issued pursuant to any stock split involving any of the Pledged Securities, or any distribution of capital shall be made on any of the Pledged Securities, or any shares, obligations or other property shall be distributed upon or with respect to the Pledged Securities pursuant to a recapitalization or reclassification of the capital of the issuer of the capital of the issuer thereof, or pursuant to the dissolution, liquidation (in whole or in part), bankruptcy or reorganization of the Pledgor, or to the merger or consolidation of the Pledgor with or into another corporation, the shares, obligations or other property so distributed shall be delivered to the Escrow Agent, to be held by it as additional collateral hereunder, and all of the same (other than cash) shall constitute Pledged Securities for all purposes hereof.

         5. INVESTMENT OF CASH COLLATERAL. Any cash received and retained by the Escrow Agent as additional collateral hereunder pursuant to the foregoing provisions shall continue to be held in escrow by Escrow Agent in accordance with the terms hereof and shall be distributed and disposed of by Escrow Agent in the same manner as Pledged Securities. Any such cash shall be held and invested in any obligation of, or unconditionally guaranteed by, the United States of America, entitled to its full faith and credit and interest bearing deposits (including money market mutual funds and certificates of deposit) issued by a bank which is a member of the Federal Reserve System and which deposits are guaranteed by the Federal Deposit Insurance Company. Such investments shall have a maturity of not more than one year.

         6. DELIVERY OF THE PLEDGED SECURITIES.

                  (a) The Escrow Agent shall deliver the Pledged Securities in the event of, and in accordance with, any of the following:

                           (i) If the Pledgees give notice to the Escrow Agent
and the Pledgor that the Obligations have become immediately due and payable, which notice shall specify the amount outstanding under the Obligations, the Escrow Agent shall deliver to the Pledgees the Pledged Securities three (3) business days after receipt of such notice, unless within such period Escrow Agent receives from Pledgor, with proof of the giving of a copy thereof to Pledgees, the original canceled check, dated by the payor bank after the date of this Agreement, in the amount not less than the principal amount of the Debentures, indicating the respective Pledgee as the payor and endorser thereon. In such event, Escrow Agent shall continue to hold the Pledged Securities until it receives written instructions signed by Pledgor and Pledgees directing Escrow Agent on the delivery or continued retention of the Pledged Securities or a judgment of the kind described in paragraph 6(a)(ii). Upon receipt of such written instructions or judgment, Escrow Agent shall comply with the same.

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                           (ii) Upon receipt by the Escrow Agent of (A) a
certified judgment of a court of competent jurisdiction, together with (unless the period for appeal shall have lapsed) a waiver or waivers of the Pledgor's or the Pledgees' right or rights of appeal in form and substance satisfactory to the Escrow Agent, or (B) a certified final judgment from a court of competent jurisdiction, the Escrow Agent shall deliver the Pledged Securities as directed by such judgment.

                  (b) If, pursuant to paragraph 6(a)(i), the Pledgees have given notice that the Obligations have become immediately due and payable, the Escrow Agent shall not deliver or pay the Pledged Securities except in accordance with paragraph 6(a) or the joint instructions of the Pledgees and the Pledgor.

         7. INSTRUCTIONS TO ESCROW AGENT. Notwithstanding any other provision of this Agreement, upon receipt by the Escrow Agent of written instructions signed by or on behalf of the Pledgor and the Pledgees, the Escrow Agent shall make any other payment or delivery of the Pledged Securities then held hereunder as may be specified in such instructions.

         8. RIGHTS OF PLEDGEES ON DEFAULT.

                  (a) In the event that the Pledgees shall receive any Pledged Securities pursuant to paragraph 6 hereof, the Pledgees, without obligation to resort to other security, shall have the right at any time and from time to time to sell, resell, assign and deliver, in its sole discretion, all or any of the Pledged Securities, in one or more transactions, and all right, title and interest, claim and demand therein and right of redemption thereof, on any securities exchange on which the Pledged Securities or any of them may be listed, or at public or private sale, for cash, upon credit or for future delivery, and in connection therewith the Pledgees may grant options, the Pledgor hereby waiving and releasing any and all equity or right of redemption. If any of the Pledged Securities are sold by the Pledgees upon credit or for future delivery, the Pledgees shall not be liable for the failure of the purchaser to purchase or pay for the same and, in the event of any such failure, the Pledgees may resell such Pledged Securities. In no event shall the Pledgor be credited with any part of the proceeds of sale of any Pledged Securities until cash payment thereof has actually been received by the Pledgees.

                  (b) No demand, advertisement or notice, all of which are hereby expressly waived, shall be required in connection with any sale or other disposition of any part of the Pledged Securities which threatens to decline speedily in value or which is of a type customarily sold on a recognized market; otherwise the Pledgees shall give the Pledgor at least ten business days prior notice of the time and place of any public sale and of any private sale or other disposition, which notice Pledgor agrees is reasonable, all other demands, advertisements and notices (except those expressly provided herein) being hereby waived. The Pledgees shall not be obligated to make any sale of Pledged Securities if it shall determine not to do so, regardless of the fact that notice of sale may have been given; provided that if no sale is made at the time specified in such notice, no further sale shall be made until after similar notice be given as to such further sale. The Pledgees may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, except as set forth above, be made at the time and place to which the same was so adjourned. Upon each private

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sale of Pledged Securities of a type customarily sold in a recognized market and upon each public sale, the Pledgees may purchase the Pledged Securities being sold, free from any equity or right of redemption, which is hereby waived and released, and may make payment therefor (by assignment without recourse) in the form of the Obligations in lieu of cash to the amount then due thereon which the Pledgor hereby agrees to accept. In the case of all sales of Pledged Securities, public or private, the Pledgor shall pay all costs and expenses of every kind for sale or delivery, including brokers' and attorneys' fees, and after deducting such costs and expenses from the proceeds of sale, the Pledgees shall apply any residue to the payment of the Obligations. The balance, if any, remaining after payment in full of such the Obligations, shall be paid to the Pledgor, subject to any duty of the Pledgees imposed by law to the holder of any subordinate security interest in the Pledged Securities known to the Pledgees.

                  (c) The remedies provided herein in favor of the Pledgees shall not be deemed exclusive, but shall be cumulative, and shall be in addition to all other remedies in favor of the Pledgees existing at law or in equity.

                  (d) The Pledgees shall have the right, for and in the name, place and stead of the Pledgor, to execute endorsements, assignments or other instruments of conveyance or transfer with respect to all or any of the Pledged Securities.

                  (f) The Pledgees shall have no duty as to the collection or protection of the Pledged Securities or income thereon or as to the preservation of any rights pertaining thereto, beyond the safe custody of any thereof actually in Pledgees' possession. The Pledgor releases the Pledgees from any claims, causes of action and demands at any time arising out of or with respect to this Agreement, the Pledged Securities and/or any actions, taken or omitted to be taken by the Pledgees with respect thereto.

                  (f) The Pledgor hereby appoints the Pledgees as the Pledgor's attorney-in-fact for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument which either may deem necessary or advisable to accomplish the purpose hereof.

                  (g) No delay on the part of the Pledgees in enforcing any of Pledgees' options, powers or rights, or partial or single exercise thereof, shall constitute a waiver thereof.

                  (h) Upon payment in full of the Obligations, the Pledgor shall be entitled to the return of all of the Pledged Securities and of all other property and cash which have not been used or applied toward the payment of the Obligations. The assignment by the Pledgees or the Escrow Agent to the Pledgor of such Pledged Securities and other property shall be without representation or warranty of any nature whatsoever and wholly without recourse.

         9. TERMINATION. This Agreement shall terminate at the time when all of the Pledged Securities held hereunder have been delivered by the Escrow Agent as provided in this Agreement.

         10. ESCROW AGENT. The acceptance by the Escrow Agent of its duties under this Agreement is subject to the following terms and conditions, which shall govern and control with respect to its rights, duties, liabilities and immunities:

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                  (a) The duties of the Escrow Agent are only such as are herein specifically provided, being purely ministerial in nature. The Escrow Agent shall incur no liability whatsoever to the Pledgees, the Pledgor or otherwise, except for its own willful misconduct or gross negligence. All the parties hereto hereby agree to jointly and severally indemnify, defend and hold harmless the Escrow Agent, and each of its partners, employees and agents, from any claims or proceedings brought against it as Escrow Agent.

                  (b) The Escrow Agent shall be under no responsibility in respect of any of the items deposited with it other than to follow the provisions of this Agreement. The Escrow Agent may consult with counsel of its own choice and shall be fully protected in any action taken or omitted in good faith, in accordance with advice of such counsel.

                  (c) The Escrow Agent shall not be required to defend any legal proceedings which may be instituted against it in respect of the subject matter of this Agreement unless requested to do so by the Pledgees or the Pledgor and fully indemnified by the requesting party or parties to its satisfaction against the cost and expense of such defense. The Escrow Agent shall not be required to institute legal proceedings of any kind.

                  (d) The Escrow Agent shall have no responsibility for the genuineness, validity or value of any certificate, document or other item deposited with or delivered to it, and the Escrow Agent shall be fully protected in acting in accordance therewith.

                  (e) In the event that the Escrow Agent shall be uncertain as to its duties or rights hereunder, or shall receive instructions from the Pledgees or the Pledgor with respect to the Pledged Securities that, in its opinion, are in conflict with any of the provisions of this Agreement, the Escrow Agent shall be entitled to refrain from taking any action until it shall be directed otherwise in writing by both the Pledgees and the Pledgor or by a final order of a court of competent jurisdiction.

                  (f) Notwithstanding any provision to the contrary contained in any other agreement (excluding any amendment to this Agreement) between any of the parties hereto, the Escrow Agent shall have no interest in the Pledged Securities except as provided in this Agreement.

                  (g) In the event that any of the terms and provisions of any other agreement (excluding any amendment to this Agreement) between any of the parties hereto conflict or are inconsistent with any of the terms and provisions of this Agreement, the terms and provisions of this Agreement in respect of the rights and duties of the Escrow Agent shall govern and control in all respects.

                  (h) Nothing in this Agreement shall be deemed to prohibit the Escrow Agent from representing the one or all of the parties to this Agreement in connection with any matter whatsoever.

                  (i) The Escrow Agent may at any time by written notice given to all parties to this Agreement resign its position under this Agreement, whereupon the other parties to this Agreement shall designate one or more persons to act as a successor.

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         11. EXPENSES OF ESCROW AGENT.

         The Escrow Agent shall be entitled to reimbursement from the Pledgees for all expenses (including reasonable counsel fees) incurred by the Escrow Agent in the performance of its duties hereunder.

         12. NOTICES. All notices, directions and communications hereunder shall be in writing and shall be deemed given when delivered personally or when mailed by certified mail, return receipt requested, or when deposited with a nationally-recognized overnight courier, to the parties at the following addresses (or such other address as a party may specify in a notice given hereunder):

         The Pledgor:

                  VisiJet, Inc.
                  Attention:  Laurence M. Schreiber
                  192 Technology Drive, Suite Q
                  Irvine, California 92618

         The Pledgees:

         To the address set forth immediately below such Pledgee's name on the signature pages to the Securities Purchase Agreement.

         The Escrow Agent:

                  Tarter Krinsky & Drogin LLP
                  Attn: James G. Smith, Esq.
                  470 Park Avenue South, 14th Floor
                  New York, NY 10016

         13. CHOICE OF LAW. This Agreement and the rights and obligations of the Pledgees and the Pledgor hereunder shall be construed in accordance with and governed by the law of the State of New York, cannot be changed orally and shall bind and inure to the benefit of the parties and their respective successors and assigns.

         14. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which taken together shall constitute but one and the same instrument.

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         IN WITNESS WHEREOF, the Pledgor, the Pledgees and the Escrow Agent have executed this Agreement as of the day and year first above written.

Pledgor:

VISIJET, INC.

By: /S/ RANDAL A. BAILEY
   ---------------------
Randal A. Bailey
President

Pledgees:

BUSHIDO CAPITAL MASTER FUND L.P.

By:  Bushido Capital Partners, Ltd.
By: /S/ LOUIS RABMAN
    ----------------
Louis Rabman
President

BRIDGES & PIPES LLC

By: /S/ DAVID FUCHS
    ---------------
David Fuchs
Managing Member

Escrow Agent:

TARTER KRINSKY & DROGIN LLP

By: /S/ JAMES G. SMITH
    ------------------
James G. Smith

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